UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 6, 2004



                              AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




           DELAWARE                     000-50397             51-0309588
-------------------------------   -----------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                      Identification No.)



     2300 BUCKSKIN ROAD, POCATELLO, IDAHO                      83201
---------------------------------------------                ----------
   (Address of Principal Executive Offices)                  (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a press release containing information regarding David Rickey's intended resignation from the AMIS Holdings, Inc. Board of Directors. Mr. Rickey intends to resign from the Company's Board of Directors in 2005 for personal reasons.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
----------        -----------
99.1              Press Release Dated December 6, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMIS HOLDINGS, INC.

Date: December 6, 2004                  By: /s/ David Henry
                                        --------------------------------------
                                        Name:  David Henry
                                        Title: Senior Vice President and Chief
                                               Financial Officer